Dated: May 30th, 2006	Trading Symbol: "PWAC" (OTCBB)

POWER AIR CORPORATION ANNOUNCES NEW CHIEF EXECUTIVE

For Immediate Release - Livermore, California - Power Air Corporation (NASD OTCBB: PWAC; the "Company") is pleased to announce that Mr. Remy Kozak has been appointed President and Chief Executive Officer of the Company. Mr. Kozak will take over for Mr. Stephen Williams.

Mr. Kozak has been with the Company as its Vice-President of Corporate Development since October 2005 and has been the driving force within the organization providing much of the Company's direction and strategy. Mr. Kozak was most recently "Entrepreneur in Residence" at iWorldGroup, a European Telecommunications incubator where he served in roles as both COO and CTO. Prior to that he founded and operated an Interim Management firm in Germany where he served in COO and other senior management roles with several small and medium sized businesses. Mr. Kozak holds a B.A.Sc. (Honours) in Computer and Electrical Engineering from Simon Fraser University and an MBA (1992) from the University of British Columbia.

Mr. Williams, who is vacating the position for personal reasons, has done an exceptional job as CEO helping the Company to structure its mgmt team and complete its first two financings. Mr. Williams will continue to work with the Company as a consultant; performing many of the same business development and financing roles which he has successfully provided for the Company since joining in September 2005.

States Mr. Dean Haley, Chairman, "we are very pleased to announce the appointment of Mr. Kozak to this Chief Executive position. Remy is an exceptional leader who can immediately complement the previous efforts of Mr. Williams. We are grateful that Mr. Williams will continue to provide his services to the Company and help to ensure our long term success."

Adds Mr. Kozak, "we are all extremely excited about the future of Power Air, and feel our timing in introducing our alternative fuel cell technology is excellent. Interest in our technology and our strategy from potential partners and the market has been exceptional and bodes well for us going forward. I would be remiss if I didn't personally thank Mr. Williams for his contributions to Power Air and for his ongoing support."

About Power Air Corporation

Power Air Corporation, with head office in Livermore, California, is engaged in the business of developing, manufacturing and marketing fuel cell based commercial products. Power Air has the exclusive worldwide license to zinc-air fuel cell technology that has been developed at the Department of Energy's Lawrence Livermore National Laboratory, in Livermore, California, for all fields of use (portable, stationary, light mobility and transportation applications) and commercialization.

For further information please call +1-925-960-8779 or visit our website at http://www.poweraircorp.com.

Investor Relations call +1-866-734-7026 or e-mail to investors@poweraircorp.com or OTC Financial Network, Peter Clark, +1-781-444-6100 x629 or email peter@otcfn.com.

Safe Harbour

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NO EXCHANGE, OVER-THE-COUNTER MARKET OR FEDERAL OR STATE SECURITIES ADMINISTRATOR HAS IN ANY WAY EITHER REVIEWED, APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE.

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHER THINGS, THE TIMELY COMPLETION OF ALL MATERIAL AND NON-MATERIAL MATTERS BY THE COMPANY, THE BELIEF THAT THE COMPANY WILL RAISE SUFFICIENT FUNDING FOR THE COMPANY'S PROJECTED BUSINESS PURPOSES AND THE EXPECTATION THAT THE COMPANY MAY BE ABLE TO SECURE JOINT VENTURE PARTNERS IN THE DEVELOPMENT OF ITS TECHNOLOGY. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. SUCH RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO, FACTORS OUTSIDE THE CONTROL OF THE COMPANY. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

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Power Air Corporation (PWAC)	4777 Bennett Drive, Suite E, Livermore, CA, 94551	Main: +1 925 960-8777 Toll Free: +1 866 851-8777 Fax: +1 925 960-9197	Info@poweraircorp.com www.poweraircorp.com